Exhibit 10.3

AMENDMENT # 1 TO
MASTER INSTALLATION AND SERVICE AGREEMENT
BETWEEN
ROGERS CABLE COMMUNICATIONS INC.
AND
CANCABLE INCORPORATED

This Amendment # 1 (the "**Amendment**") is entered into as of June 20, 2007 (the "Amendment Effective Date") between Cancable Inc., a corporation incorporated under the laws of Ontario and having its principal place of business at 2321, Fairview Street, Burlington, Ontario L7R 2E3 ("**Contractor**") and **ROGERS CABLE COMMUNICATIONS INC.**, a corporation incorporated under the laws of Ontario and having a place of business at 333 Bloor Street East, Toronto, Ontario M4W 1G9 ("**Rogers**").

WHEREAS Contractor and Rogers entered into a Master Installation and Service Agreement, effective as of September 1, 2005 (the "**Agreement**");

AND WHEREAS it is the parties' intention that, except as expressly set forth below, the terms and conditions of the Agreement shall remain unmodified and shall continue in full force and effect.

NOW THEREFORE, in consideration of the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. With reference to Article 1, Section 1 of the Agreement, Definitions shall be amended to add the following definition:

   "Subcontractor" means a person or entity having a direct contract with the Contractor to perform a part or parts of the Work, or to supply Products (where applicable).

3. With reference to Article 10 of the Agreement, to add a new Section 10.2 as follows:

10.2 **<u>Contractor to Preserve and Protect Rights of the Parties</u>**. The Contractor shall preserve and protect the rights of the Parties under this Agreement with respect to the Work to be performed under subcontract, and shall:

(a) ensure that it has and shall maintain in good standing, and shall cause each of its employees and permitted Subcontractors who perform any part of the Work to have and maintain in good standing, all required licences, consents, approvals and permits from any person necessary to perform Contractor's obligations under this Agreement, and Contractor will and will cause each of its employees and permitted subcontractors to comply with all statutes, laws, rules, regulations and industry and governmental standards (including all immigration and labour laws) existing in Canada in the performance of Contractor's obligations under this Agreement;

(b) be responsible for its Subcontractors proper performance of the Work or Service Activities, where the performances by such Subcontractors are permitted by Rogers;

(c) be liable for all of its Subcontractors' performance of any Service Activities performed under this Agreement and shall ensure all of its Subcontractors comply with the terms and conditions hereunder.

4. With reference to Schedule 3, Fees, as appended to the Agreement, Schedule 3 shall be deleted in its entirety and replaced with new Schedule 3 rev:06-20-07 attached to this Amendment.

5. On and after the date hereof, each reference in the Agreement to "this Agreement" and each reference to the "Agreement" in any and all other agreements, documents and instruments delivered by Rogers or Contractor in accordance with the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms and conditions and provisions of this Amendment shall govern and control.

6. This Amendment shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

7. This Amendment may be executed in counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorised representatives as of the Amendment Effective Date.

ROGERS CABLE COMMUNICATIONS INC.	**CANCABLE INC.**
Signature: ____________________	Signature: ____________________
Name: ____________________	Name: ____________________
Title: ____________________	Title: ____________________
Signature: ____________________	Signature: ____________________
Name: ____________________	Name: ____________________
Title: ____________________	Title: ____________________